UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of Report: April 9, 2021

                       PURE HARVEST CORPORATE GROUP, INC.
                (Name of registrant as specified in its charter)

     Colorado                     333-212055            71-0952431
---------------------        -------------------     ---------------------
State of Incorporation      Commission File Number      IRS Employer
                                                      Identification No.

                         7400 E. Crestline Cir. Ste. 130
                           Greenwood Village, CO 80111
                       ---------------------------------
                     Address of principal executive offices

                                 (800) 924-3716
                           -------------------------
                      Telephone number, including area code

           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [X

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Securities registered pursuant to Section 12(b) of the Act:

                                                       Name of exchange
     Title of each class       Trading Symbol          on which registered
      -------------------      --------------         ---------------------
         None                      N/A                          N/A

ITEM 1.01         Entry into a Material Definitive Agreement.

     Effective April 9, 2021, the Company extended the maturity date of a $500,000 convertible note to June 18, 2021. In consideration for extending the maturity date, the Company issued 100,000 restricted shares of its common stock to the note holder.

     On April 27, 2021, the Company amended the terms of a $4,000,000 Loan Agreement with an unrelated third party. Under the amended term, further advances from the Loan Agreement are at the discretion of the Lender. Concurrently with the amendment, the Company received a $500,000 advance from the Lender.

ITEM 3.02  Unregistered Sale of Equity Securities.

     On April 28, 2021, the Company received $38,000 from the sale of 80,687 shares of common stock. Included with the shares were 77,563 warrants. Each warrant allows the holder to purchase one share of the Company's common stock at a price of $2.00 per share at any time on or before April 28, 2022.

     On April 29, 2021, the Company sold 6,660 shares of its Series A Preferred Stock to an unrelated third party and private investor for $660,000. Each Series A preferred share is:

     o entitled to quarterly dividends of one-tenth of a Series A preferred share paid in common stock;

     o    convertible into 200 shares of the Company's common stock; and

     o entitled to 200 votes on any matter to be voted upon by the Company's shareholders.

     The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 in connection with issuance of the securities described in Item 1.01 of this report and above. The persons who acquired these securities were sophisticated investors and were provided full information regarding the Company's business and operations. There was no general solicitation in connection with the issuance of these securities. The persons who acquired these securities acquired them for their own accounts. The certificates representing the securities will bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  May 13, 2021

                                    PURE HARVEST CORPORATE GROUP, INC.


                                    By:/s/ Matthew Gregarek
                                       ------------------------
                                       Matthew Gregarek, Chief Executive Officer